UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               September 29, 2005


WACHOVIA MORTGAGE LOAN TRUST, LLC (as Depositor under the Pooling and Servicing Agreement, dated as of September 1, 2005, providing for the issuance of Wachovia Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2005-WMC1)

                        Wachovia Mortgage Loan Trust, LLC
               ---------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                   333-126164                20-3168291
         --------                   ----------                ----------
      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     Of Incorporation)

   301 S. College Street
      NC5578-Suite G                                          28288-5578
      Charlotte, NC                                         -------------
   (Address of Principal                                      (Zip Code)
    Executive Offices)


      Registrant's telephone number, including area code:  (704) 715-8239


                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 8.01.  Other Events

     Dechert LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-126164) in connection with various transactions. Legal opinions by Dechert LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1,
Exhibit 8.1 and Exhibit 23.1.

     Item 9.01.  Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

          5.1 Opinion of Dechert LLP as to legality (including consent of such firm).

          8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

          23.1 Consent of Dechert LLP (included in Exhibit 5.1).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WACHOVIA MORTGAGE LOAN TRUST, LLC



                                    By:  /s/ Robert J. Perret
                                        ------------------------------
                                        Name:  Robert J. Perret
                                        Title: Director



Dated: September 29, 2005

                                  EXHIBIT INDEX



Exhibit No.                      Description
-----------                      -----------


5.1  Opinion of Dechert LLP as to legality (including consent of such firm).

8.1 Opinion of Dechert LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1 Consent of Dechert LLP (included in Exhibit 5.1).